August 2, 2012

Second Quarter 2012 Review

Peter S. Kraus
Chairman & Chief Executive Officer

John C. Weisenseel
Chief Financial Officer

AllianceBernstein

Cautions Regarding Forward-Looking Statements

Certain statements provided by management in this presentation are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks, uncertainties, and other factors that could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. The most significant of these factors include, but are not limited to, the following: the performance of financial markets, the investment performance of sponsored investment products and separately-managed accounts, general economic conditions, industry trends, future acquisitions, competitive conditions, and current and proposed government regulations, including changes in tax regulations and rates and the manner in which the earnings of publicly-traded partnerships are taxed. AllianceBernstein cautions readers to carefully consider such factors. Further, such forward-looking statements speak only as of the date on which such statements are made; AllianceBernstein undertakes no obligation to update any forward-looking statements to reflect events or circumstances after the date of such statements. For further information regarding these forward-looking statements and the factors that could cause actual results to differ, see "Risk Factors" and "Cautions Regarding Forward-Looking Statements" in AllianceBernstein's Form 10-K for the year ended December 31, 2011 and subsequent Forms 10-Q. Any or all of the forward-looking statements made in this presentation, Form 10-K, Form 10-Qs, other documents AllianceBernstein files with or furnishes to the SEC, and any other public statements issued by AllianceBernstein, may turn out to be wrong. It is important to remember that other factors besides those listed in "Risk Factors" and "Cautions Regarding Forward-Looking Statements," and those listed below, could also adversely affect AllianceBernstein's financial condition, results of operations and business prospects.

The forward-looking statements referred to in the preceding paragraph include statements regarding:

- ***Our belief that our plan to reduce our real estate footprint will be effective in meaningfully improving our cost structure, even if current weak market conditions persist, and will play an important part in positioning our firm for a stronger future.*** The charges that we expect to begin recording during the second half of 2012 and our estimates of reduced occupancy costs in future years are based on our current assumptions regarding sublease marketing periods, costs to prepare the properties to market, market rental rates, broker commissions and subtenant allowances/incentives, all of which are factors largely beyond our control. If our assumptions prove to be incorrect, we may be forced to record an additional charge and/or our estimated occupancy cost reduction may be less than we currently project.

In addition, changes and volatility in political, economic, capital market or industry conditions can result in changes in demand for our products and services or impact the value of our assets under management, all of which may adversely affect our results of operations. The actual performance of the capital markets and other factors beyond our control will affect our investment success for clients and asset flows. Furthermore, improved flows depend on a number of factors, including our ability to deliver consistent, competitive investment performance, which cannot be assured, conditions of financial markets, consultant recommendations, and changes in our clients' investment preferences, risk tolerances and liquidity needs.

- ***Our determination that adjusted employee compensation expense should not exceed 50% of our adjusted revenues:*** Aggregate employee compensation reflects employee performance and competitive compensation levels. Fluctuations in our revenues and/or changes in competitive compensation levels could result in adjusted employee compensation expense being higher than 50% of our adjusted revenues.

- ***The pipeline of new institutional mandates not yet funded:*** Before they are funded, institutional mandates do not represent legally binding commitments to fund and, accordingly, the possibility exists that not all mandates will be funded in the amounts and at the times currently anticipated.

- ***Our intention to continue to engage in open market purchases of Holding Units to help fund anticipated obligations under our incentive compensation award program:*** The number of Holding Units needed in future periods to make incentive compensation awards is dependent upon various factors, some of which are beyond our control, including the fluctuation in the price of a Holding Unit.

Peter S. Kraus

Chairman & Chief Executive Officer

Firmwide Overview: Second Quarter 2012

In US $ Billions



Gross Sales
$18
$18
2Q:12
1Q:12
$18
$14
2Q:12
2Q:11
Net Flows*
2Q:12
1Q:12
$(3)
$(12)
2Q:12
2Q:11
$(3)
$(20)
End of Period AUM
$407
$419
2Q:12
1Q:12
$407
$461
2Q:12
2Q:11
Average AUM
$411
$417
2Q:12
1Q:12
$411
$474
2Q:12
2Q:11

*Total net outflows for 1Q12 include $5.8B in gross redemptions sustained as a result of prior period Canadian and Australian asset dispositions by the AXA Group.

Asset Flows by Distribution Channel: Quarterly Trend

In US $ Billions



Gross Sales
Gross Redemptions
Net Flows
3.7
8.5
1.5
(2.0)
(2.6)
(4.1)
(14.9)
(10.5)
(18.6)
2.3
7.3
1.7
(2.0)
(4.4)
(3.7)
(9.0)
(11.3)
(11.7)
6.1
7.1
1.7
(1.5)
(3.8)
(3.2)
(7.9)
(10.9)
(14.0)
12.9
3.8
2.3
1.4
(1.5)
(2.9)
(12.9)
(10.6)
(16.7)
11.9
5.6
3.5
0.8
(2.6)
(3.4)
(3.7)
(9.3)
(8.4)
Inst.
Ret.
P.C.
2Q 11
3Q 11
4Q 11
1Q 12
2Q 12

	2Q 11	3Q 11	4Q 11	1Q 12	2Q 12
Total					
Gross Sales	$13.7	$11.3	$14.9	$18.1	$18.3
Gross Redemptions*	$(33.2)	$(26.7)	$(28.1)	$(30.2)	$(21.1)
Net Outflows	$(19.5)	$(15.4)	$(13.2)	$(12.1)	$(2.8)

*Gross redemptions include $3.7B in redemptions for 4Q11 ($2.8B Institutions and $0.9B Retail) and $5.8B in redemptions for 1Q12 ($5.2B Institutions and $0.6B Retail) sustained as a result of prior period Canadian and Australian asset dispositions by the AXA Group.

Institutional Highlights

Improved Flows in 1H12



$B
1H11
$8.9
($27.8)
($36.7)
1H12
$9.4
($16.6)
($5.2)
($26.0)
Gross Sales
Gross Redemptions
AXA*
Net Flows

Higher Pipeline** in 2Q12



$6.6B
$11.3B
End 1Q12
End 2Q12

Fixed Income a Major Contributor to Pipeline**…

$11.3B in Total



CRS
13%
Index
12%
Fixed Income
68%
Equities
3%
Other
4%

*Redemptions related to AXA prior period asset dispositions
**Assets awarded and pending funding as of 6/30/12

…With Diverse Additions Across Services

- $2.1B Global Bond
- $1.1B Regional Fixed Income
- $1B Emerging Markets Fixed Income
- $750M Levered Loans
- $650M US Fixed Income
- $100M Short Duration High Yield

Continued Strong Performance in Fixed Income

	Relative Performance Through 6/30/12			
	YTD 12	1 Year	3 Year	5 Year
US:				
US Strategic Core Plus	0.5	(0.6)	3.0	0.6
US High Yield Composite	1.0	(1.2)	2.3	0.6
US Core Fixed Income	0.4	(0.4)	2.0	0.2
Diversified Yield	3.3	2.3	7.0	1.1
Global:				
Global High Income	(0.2)	0.6	5.0	0.5
Global Fixed Income	1.7	5.6	3.7	2.2
Global Plus	0.6	0.8	2.8	0.2
Regional/Emerging:				
Emerging Markets Debt	1.2	(1.2)	2.8	1.4
Canada Core Plus	1.0	0.4	3.2	0.7
UK Core Plus	0.2	0.3	2.9	0.8

Preliminary performance as of 6/30/12; gross of fees

Traditional Equities Outperformed in 1Q "Risk On" Environment…

Relative Returns – 1Q12



Stability Equities
Traditional Equities
0.1%
0.8%
(7.6)%
(5.1)%
(0.7)%
2.0%
(1.1)%
4.0%
3.5%
3.1%
2.4%
1.2%
1.1%
3.6%
US Market Neutral
Global Market Neutral
Global Active Low Vol
Select US Equity Long/Short
Select US Equity
Growth & Income
US Equity Income
US Small Cap Growth
US Small Cap Value
US Large Cap Growth
US Strategic Value
Int'l Value
Global Value
Global Research Growth
Absolute Risk
Lower
Higher

Benchmarks: US Market Neutral and Global Market Neutral - BofA Merrill Lynch US Treasuries (3M); Global Active Low Volatility, Global Research Growth and Global Value - MSCI World; Select US Equity, Select US Equity Long/Short and US Equity Income - S&P 500; Growth & Income and US Strategic Value - Russell 1000 Value; US Small Cap Growth - Russell 2000 Growth; US Small Cap Value - Russell 2000 Value; US Large Cap Growth - Russell 1000 Growth; International Value - MSCI EAFE.

Source: Bank of America Merrill Lynch, MSCI, S&P, Russell Investment Group and AllianceBernstein

Gross of fees, annualized.

…Stability Equities Outperformed in 2Q "Risk Off" Environment

Relative Returns – 2Q12


Stability Equities
Traditional Equities
1.5%
1.9%
6.3%
0.6%
0.3%
(0.8)%
0.6%
(0.6)%
(0.5)%
(2.9)%
(4.8)%
(3.0)%
(3.3)%
(3.0)%
US Market Neutral
Global Market Neutral
Global Active Low Vol
Select US Equity Long/Short
Select US Equity
Growth & Income
US Equity Income
US Small Cap Growth
US Small Cap Value
US Large Cap Growth
US Strategic Value
Int'l Value
Global Value
Global Research Growth
Absolute Risk
Lower
Higher

Benchmarks: US Market Neutral and Global Market Neutral - BofA Merrill Lynch US Treasuries (3M); Global Active Low Volatility, Global Research Growth and Global Value - MSCI World; Select US Equity, Select US Equity Long/Short and US Equity Income - S&P 500; Growth & Income and US Strategic Value - Russell 1000 Value; US Small Cap Growth - Russell 2000 Growth; US Small Cap Value - Russell 2000 Value; US Large Cap Growth - Russell 1000 Growth; International Value - MSCI EAFE.

Source: Bank of America Merrill Lynch, MSCI, S&P, Russell Investment Group and AllianceBernstein

Gross of fees, annualized.

Retail Highlights

Positive Momentum Continues…



$B
$8.2
$8.5
$7.3
$7.1
$12.9
$11.9
$2.3
$3.5
($0.8)
($2.0)
($4.4)
($3.8)
($9.0)
($10.5)
($11.7)
($10.9)
($10.6)
($8.4)
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
Gross Sales
Gross Redemptions
Net Flows

…With All Regions Contributing to YTD Gross Sales Growth



+92%
+55%
+53%
+33%
+17%
+49%
Japan
EMEA
Asia ex-Japan
US
Latin America
Total

Fixed Income Sales Remain Strong



$B
$5.9
$4.7
$4.9
$9.1
$9.5
2Q11
3Q11
4Q11
1Q12
2Q12

Retail Product Milestones in 2Q

- New offerings now at $1B+
  - High Income Muni – Best selling muni fund launched since 2010
  - Inflation Suite – Muni Inflation, Bond Inflation and Real Asset
- Notable one-year anniversaries
  - RMB Income Plus – Recognized for innovation and performance
  - EMMA – Beat equity benchmark in first year since inception
- Sales successes in new and long-standing services
  - American Income our top seller YTD – gross sales up triple-digits
  - Asia ex-Japan Value YTD gross sales of $900M
  - Select US Equity strategies YTD gross sales of $650M

Private Client Highlights

Bernstein Fully Diversified Investment Solution



US Strategic Equities
2012: Multi-style, all-cap portfolio seeks reliable returns in different markets
Non-US Stocks
2010: Adjusts equity exposure in changing risk conditions
DAA
Real Asset
2011: For clients vulnerable to inflation spikes
Bond Inflation
Bonds
2011: Multi-manager fund of funds offerings
Alternatives

DAA: Mitigating Risk Without Sacrificing Return

April 2010 – June 2012, Annualized



Volatility Reduction
Return Impact
(11.7)%
80/20 Investor
(0.1)%
(11.0)%
60/40 Investor
0.0%
(7.8)%
30/70 Investor
+0.2%

Strategic Equities: Integrated Multi-Style All-Cap Portfolio…



Style
Capitalization
Growth
Value
Diversified
Large Cap
Small/
Mid Cap

…Concentrated in Our Highest Conviction Ideas



21.4%
8.2%
35.6%
13.7%
46.9%
19.7%
Top 10 Holdings
Top 20 Holdings
Top 30 Holdings
Weight in Strategic Equities as of 6/30/12
Weight in S&P 500 as of 6/30/12

Source: FactSet, Standard & Poor's and AllianceBernstein

Bernstein Research Services Highlights

Sequential Decrease in Revenues…



$M
% Change
2Q12/2Q11: (5)%
2Q12/1Q12: (3)%
108
106
103
2Q11
1Q12
2Q12

…In an Environment of Weak Volumes

% Change in YTD Trading Activity*



(12)
(23)
(8)
(3)
US
Europe
Japan
Hong Kong

Global Research Recognition

- Highly ranked in annual independent survey of European PMs
  - Held #1 rankings for service, knowledge and trust
  - #1 ranking for creative ideas/themes
  - #2 ranking for global perspective
- Strong showing in Thomson Reuters Extel Survey
  - Four teams ranked #1
  - Five analysts ranked #1 individually
    - #1 Food and Household Products analyst in Europe for 6th consecutive year

Well Positioned to Gain More Share

New SCB Analyst Initiations 2011-YTD 2012

	1H11	2H11	1H12
US	• E&P • Transportation	• Software • Internet	• Media • Asset Managers
Europe	• Building Materials		• UK Banks • UK Insurance • General Retail
Asia	• IT Hardware	• Memory & Consumer Elec. • Semiconductors	• Southeast Asian Banks

*US: NYSE and Nasdaq shares traded; Europe: Value traded (source: FESE - Federation of European Stock Exchanges); Japan and Hong Kong: TSE and Hang Seng Exchange shares traded

Progress on Our Strategy in 2012

Firmwide Initiative	Progress

Improve investment performance and deliver for clients	■ Global recognition for Fixed Income and Equities
	  ■ AB Fixed Income named Global Fixed Income Manager of the Year in 2012 Global Investor/ISF Investment Excellence Awards
	  ■ Global Fixed Income – AsianInvestor 2012 Investment Performance Award winner
	  ■ Global High Income – Best Retail Foreign Bond Fund in 2012 R&I Fund Awards
	  ■ Japan Strategic Value – 2012 Mercer Performance Award recipient for 3rd time in 6 yrs
	■ Continued Fixed Income outperformance – 85% of assets in services outperforming for 3 yrs
	■ Stability Equities outperformed in 2Q12's "risk off" environment

Diversify our business across channels, investment services and geographies	■ Net new assets YTD in Alternatives, Fixed Income, Asset Allocation and Stability Equities ■ All regions contributed to 49% YTD gross sales increase in Retail ■ Added $5 billion in diverse new Fixed Income mandates to Institutional pipeline in 2Q ■ RFP activity up 40% YTD annualized – notable strength in Low Vol and Select Equities
Develop innovative new products and services to meet clients' evolving needs	■ Introduced first-ever, multi-insurer backed Lifetime Income Strategy for UTC employees as the investment default in their DC plan ■ Investment win for UK DC team in 2012 Pension and Investment Provider Awards ■ Launched AB Tail Hedge Fund – designed to mitigate portfolio tail risk in stressed markets ■ Successful roll-out of enhanced Strategic Equities model in Private Client

Achieve greater operating leverage and better financial results	■ Ongoing progress in reducing real estate footprint and occupancy costs
	  ■ 75% of the NY metro space earmarked for consolidation in 2010 now sublet
	  ■ Next stage addresses further global space at significant long-term savings
	■ Compensation accrual in-line with YTD revenue trends – comp ratio within 50% annual target

John C. Weisenseel

Chief Financial Officer

Financial Highlights: Second Quarter 2012

In US $ Millions



Adjusted Revenues
$546
$562
2Q:12
1Q:12
$546
$637
2Q:12
2Q:11
Adjusted Expenses
$458
$461
2Q:12
1Q:12
$458
$511
2Q:12
2Q:11
Adjusted Operating Margins
16.1%
18.0%
2Q:12
1Q:12
16.1%
19.7%
2Q:12
2Q:11
Adjusted EPU
24¢
29¢
2Q:12
1Q:12
24¢
35¢
2Q:12
2Q:11

Please refer to pages 38-41 for additional information on the reconciliation of Adjusted financial results to GAAP financial results

Second Quarter 2012 GAAP to Adjusted Reconciliation

In US dollar millions

		Adjustments					
	GAAP	Distribution-Related Payments	Pass Through Expenses	Deferred Compensation MTM	Venture Capital Fund	Real Estate Charges	Adjusted (Non-GAAP)
Net Revenues	642	(96)	(8)	7	1	0	546
Operating Expenses	563	(96)	(8)	6	0	(7)	458
Operating Income	**79**	**0**	**0**	**1**	**1**	**7**	**88**

- Distribution-Related Payments, including the amortization of deferred sales commissions, represent the largest adjustment made to GAAP net revenues and operating expenses
- Pass Through Expenses are incurred primarily through our transfer agency and are reimbursed and recorded as fees in GAAP revenues
- Deferred Compensation Mark-to-Market gains and losses, as well as dividends and interest, associated with employee deferred compensation-related investments are excluded from net revenues and compensation expense
- Venture Capital Fund revaluation gains and losses relating to the 90% non-controlling interest are excluded from net revenues
- The Real Estate charge had the greatest impact on the difference between GAAP and Adjusted Operating Income

Please refer to pages 38-41 for additional information on the reconciliation of GAAP financial results to adjusted financial results

Second Quarter 2012 Adjusted Income Statement

- Adjusted Operating Income down 13% sequentially and 30% from the prior year quarter
- Adjusted EPU of 24 cents for 2Q12; distribution of 21 cents

In US dollar millions (except EPU)	2Q 2012	1Q 2012	% Δ	2Q 2011	% Δ
Adjusted Net Revenues	$ 546	$ 562	(3%)	$ 637	(14%)
Adjusted Operating Expenses	458	461	(1%)	511	(10%)
Adjusted Operating Income	88	101	(13%)	126	(30%)
Adjusted Operating Margin	16.1%	18.0%		19.7%	
AB Holding Adjusted Diluted Net Income Per Unit	**$0.24**	**$0.29**	**(17%)**	**$0.35**	**(31%)**
AB Holding Distribution Per Unit	**$0.21**	**$0.26**	**(19%)**	**$0.34**	**(38%)**

Please refer to pages 38-41 for additional information on the reconciliation of GAAP financial results to adjusted financial results
Percentages are calculated using revenues and expenses rounded to the nearest million

Second Quarter 2012 Adjusted Revenues

- Base fee variances from both prior periods in line with changes in average AUM and asset mix shift from equities into other lower fee realization strategies
- Bernstein Research revenues down 3% sequentially and 5% versus the prior year quarter due primarily to lower volumes
- Current quarter investment losses, primarily in seed capital investments, versus gains in 1Q12. Lower losses versus the prior year quarter, primarily in broker dealer investments.

Adjusted Revenues (in US dollar millions)	**2Q 2012**	**1Q 2012**	**% Δ**	**2Q 2011**	**% Δ**
Base Fees	$ 420	$ 422	(0%)	$ 503	(17%)
Performance Fees	4	4	0%	4	0%
Bernstein Research	103	106	(3%)	108	(5%)
Net Distribution	(1)	1	n/m	4	n/m
Investment Gains (Losses)	(2)	8	n/m	(6)	(67%)
Other Revenues	23	22	5%	25	(8%)
Total Revenues	**547**	**563**	**(3%)**	**638**	**(14%)**
Less: Interest Expense	1	1	0%	1	0%
Adjusted Net Revenues	**546**	**562**	**(3%)**	**637**	**(14%)**

Please refer to pages 38-41 for additional information on the reconciliation of GAAP financial results to adjusted financial results
Percentages are calculated using revenues and expenses rounded to the nearest million

Second Quarter 2012 Adjusted Operating Expenses

- Total Compensation & Benefits declined versus both prior periods due to lower severance, headcount and adjusted net revenues
- Compensation ratio, accrued as a percent of adjusted net revenues, of 50% for 2Q12 and 1Q12, and 49% in 2Q11
  - Incentive compensation for the current quarter was up sequentially, even though adjusted comp expense was down due to a change in mix (i.e. lower severance). The decrease from 2Q11 is due to lower adjusted net revenues.
- Promotion & Servicing expenses up 5% sequentially, due primarily to higher advertising costs, and down 12% versus 2Q11, with lower T&E expenses and trade execution fees partially offset by higher advertising costs
- In 1Q12, G&A included the benefit of a $6.5 million cash receipt related to the finalization of a claims processing contingency, contributing to the 3% sequential increase. The 2% decrease from 2Q11 is due to lower rent and technology expenses, partially offset by higher professional and portfolio service fees.

Adjusted Operating Expenses (in US dollar millions)	**2Q 2012**	**1Q 2012**	**% Δ**	**2Q 2011**	**% Δ**
Compensation & Benefits					
Base Compensation	$ 99	$ 118	(16%)	$ 117	(15%)
Incentive Compensation	105	89	18%	120	(13%)
Commissions, Fringes & Other	75	81	(7%)	87	(14%)
Total Compensation & Benefits	**279**	**288**	**(3%)**	**324**	**(14%)**
Promotion & Servicing	45	43	5%	51	(12%)
General & Administrative	128	124	3%	130	(2%)
Other	6	6	0%	6	0%
Total Adjusted Operating Expenses	**458**	**461**	**(1%)**	**511**	**(10%)**

Please refer to pages 38-41 for additional information on the reconciliation of GAAP financial results to adjusted financial results
Percentages are calculated using expenses rounded to the nearest million

Second Quarter 2012 Adjusted Operating Results

- Adjusted Operating Margin declined versus both prior periods as the decrease in Adjusted Revenues outpaced reductions in Adjusted Expenses

In US dollar millions (except EPU)	2Q 2012	1Q 2012	% Δ	2Q 2011	% Δ
Adjusted Operating Income	**$ 88**	**$ 101**	**(13%)**	**$ 126**	**(30%)**
Adjusted Operating Margin	**16.1%**	**18.0%**		**19.7%**	
AB Holding Adjusted Diluted Net Income Per Unit	**$ 0.24**	**$ 0.29**	**(17%)**	**$ 0.35**	**(31%)**

Please refer to pages 38-41 for additional information on the reconciliation of GAAP financial results to adjusted financial results
Percentages are calculated using revenues and expenses rounded to the nearest million

Real Estate Update: Actions Taken Since 2010

- In 2010, we identified 380,000 square feet in NY Metro area to be vacated and sublet and took $102M in charges associated with the planned reduction in space
- Since then, we have regularly examined our global real estate footprint to ensure space is consistent with the level of headcount and business needs
- To date, more than 75% of the square footage associated with the 2010 NY Metro area charges has been sublet
- We have also consolidated our London office locations from two to one, and are in the process of vacating and subletting space in the remaining location
- We have recorded nearly $125M in real estate charges so far, for estimated annualized savings of $29M

Quarter Taken	Primary Location Affected	Charge Amount ($M)	Estimated Savings ($M, Annualized)
1Q10	NYC	$12.0	$2.0
3Q10	NYC	$89.6	$23.0
3Q11	London	$6.9	$2.5
1Q12	NYC	$9.3	$1.5
2Q12	NYC	$6.8	--
Total		**$124.6**	**$29.0**

Real Estate Update: Planned Actions Beginning in 3Q12

- We recently completed a comprehensive review of our global real estate footprint and identified opportunities to further consolidate space by 490,000 square feet
- Our plan is to consolidate staff on fewer floors by restacking office space within several of our existing office locations, which will free up floors to market for sublease, beginning in 3Q12
- We expect these actions to result in initial non-cash real estate charges and, ultimately, lease expense savings in subsequent periods
- Based upon our current assumptions, we project total non-cash real estate charges of $225M to $250M to implement our entire office space consolidation plan
  - These charges are in addition to prior non-cash real estate charges that have been recorded by the firm
  - Future charges taken will have no impact on our future quarterly distributions
  - These actions will primarily address excess space at our NY metro, regional US and London office locations, with our corporate headquarters accounting for the majority of total estimated non-cash charges
- We expect to record the majority of total estimated charges during the second half of 2012, with the remainder recorded during the first half of 2013
- We estimate annual expense savings of approximately $38M to $43M once all of the vacated office space has been successfully subleased
- Actual total charges recorded and related expense savings realized are expected to differ from our current estimates as market conditions change over time

Q & A

APPENDIX

Institutional Equity: Relative Performance

Institutional Equity Composites vs. Benchmarks

Service	2Q 2012	One Year	Three Years	Five Years	Ten Years	Benchmark
		Periods Ended June 30, 2012				
Value						
Global Value	(3.5)	(10.4)	(5.9)	(7.6)	(2.1)	MSCI World (Cap, UH, net)
International Value	(3.2)	(6.4)	(4.5)	(5.5)	(1.0)	MSCI EAFE (Cap, UH, net)
US Strategic Value	(5.0)	(10.1)	(5.6)	(5.1)	(2.9)	Russell 1000 Value
US Diversified Value	(2.9)	(4.8)	(3.1)	(3.2)	(1.8)	Russell 1000 Value
Emerging Markets Value	(3.6)	(5.2)	(2.9)	(3.2)	0.8	MSCI EM (Cap, UH, net)
Growth						
Global Research Growth	(3.1)	(3.1)	(3.1)	(4.7)	(2.4)	MSCI World (Cap, UH, net)
Emerging Markets Growth	(1.2)	(3.7)	(2.6)	(3.4)	(1.6)	MSCI EM (Cap, UH, net)
US Large Cap Growth	(3.0)	(3.2)	(4.2)	(2.2)	(1.8)	Russell 1000 Growth
US Small Cap Growth	(0.8)	5.3	6.4	2.9	1.8	Russell 2000 Growth
Blend						
Global Style Blend	(3.4)	(6.4)	(4.3)	(6.2)	N/A	MSCI World (Cap, UH, net)
International Style Blend - Developed	(1.4)	(2.7)	(3.5)	(4.4)	N/A	MSCI EAFE Index - NDR

Performance is preliminary.
As of June 30, 2012
Investment performance of composites is presented after investment management fees. Periods of more than one year are annualized.
*Prior to 2001, MSCI EM gross dividends reinvested was used.
The information in this table is provided solely for use in connection with this presentation and is not directed toward existing or potential investment advisory clients of AllianceBernstein.

Institutional Fixed Income: Relative Performance

Institutional Fixed Income Composites vs. Benchmarks*

Service	2Q 2012	Periods Ended June 30, 2012 One Year	Three Years	Five Years	Ten Years	Benchmark
Global High Income	(0.1)	0.2	4.6	(0.2)	2.1	33% Barclays High Yield, 33% JPM EMBI Global and 33% JPM GBI-EM
Strategic Core Plus	0.1	(0.8)	2.7	0.3	1.0	Barclays Capital US Aggregate Index
Global Fixed Income	1.4	5.3	3.4	1.9	1.2	Citigroup WGBI - Unhedged
Global Plus	0.4	0.5	2.5	(0.0)	0.5	Barclays Global Aggregate Bond Index (Unhedged)
Emerging Market Debt	0.1	(1.6)	2.4	0.9	1.8	JPM EMBI Global

Performance is preliminary.
As of June 30, 2012
Investment performance of composites is presented after investment management fees. Periods of more than one year are annualized.
*The benchmarks listed are the current benchmarks for the investment service—certain benchmarks have evolved over time and therefore are time blended.
The information in this table is provided solely for use in connection with this presentation and is not directed toward existing or potential investment advisory clients of AllianceBernstein.

Retail Equity: Relative Performance

Retail Mutual Funds vs. Lipper Averages

Service	2Q 2012	One Year	Three Years	Five Years	Ten Years	Lipper Average
		Periods Ended June 30, 2012				
Value						
International Value	(3.6)	(5.4)	(3.2)	(1.8)	(5.4)	International Large Cap Value
Growth & Income	0.6	3.3	1.0	(0.9)	(0.2)	Large Cap Core
U.S. Small/Mid Cap Value	(1.4)	(2.6)	0.7	1.0	0.8	Small Cap Value
U.S. Value	(1.3)	(2.2)	(1.3)	(3.9)	(2.0)	Large Cap Value
Global Value	(3.6)	(8.6)	(2.8)	(5.7)	(2.4)	Global Large Cap Value
Growth						
Global Thematic Growth	(4.4)	(11.4)	(5.7)	(0.1)	(1.2)	Global Multi-Cap Growth
International Growth	(1.0)	(2.1)	(1.9)	(1.7)	1.0	International Multi-Cap Growth
U.S. Large Cap Growth(1)	(1.2)	(0.6)	0.5	2.8	0.5	Large-Cap Growth
Emerging Markets	(0.6)	(2.8)	(0.6)	(2.2)	(2.1)	Equity Emerging Mkts Global
U.S. Growth(1)	(0.4)	1.1	0.8	(1.1)	0.1	Large-Cap Growth
U.S. Small/Mid Cap Growth	0.4	3.5	7.4	3.0	2.6	Mid Cap Growth

(1) Performance figures other than 2Q12, One Year and Three Year positively affected by class action settlement proceeds.
NOTE: The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of AllianceBernstein. Fund returns are based on Class A shares. All fees and expenses related to the operation of the Fund have been deducted, but returns do not reflect sales charges.
Source: AllianceBernstein and Lipper. Data through June 30, 2012.

Retail Fixed Income: Relative Performance

Retail Fixed Income Funds vs. Lipper Averages

Service	2Q 2012	Periods Ended June 30, 2012 One Year	Three Years	Five Years	Ten Years	Lipper Average
Global High Yield Portfolio	2.0	5.0	4.1	1.8	2.5	Bond Global High Yield
American Income Portfolio	0.7	0.9	4.6	1.7	3.0	Bond USD
Global Bond	0.7	1.8	1.6	1.0	2.5	Global Income
High Income	0.1	0.2	2.8	3.9	5.5	High Current Yield

NOTE: The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of AllianceBernstein. Fund returns are based on Class A shares. All fees and expenses related to the operation of the Fund have been deducted, but returns do not reflect sales charges.
Source: AllianceBernstein and Lipper. Data through June 30, 2012.

Private Client: Absolute Performance

Service	2Q 2012	One Year	Three Years	Five Years	Ten Years
		Periods Ended June 30, 2012			
Fully Diversified Simulation*	(4.8)	(3.0)	7.7	(1.6)	4.2
S&P 500	(2.8)	5.4	16.4	0.2	5.3
MSCI World Index - Net	(5.1)	(5.0)	11.0	(3.0)	5.2
Lipper Short/Int Blended Muni Fund Avg	1.1	5.3	4.7	4.0	3.4

Performance is preliminary.
As of June 30, 2012
Investment performance of composites is presented after investment management fees. Periods of more than one year are annualized.
*The Fully Diversified 60% stocks/40% bonds (simulation) is meant to be illustrative of the value generated by the "total solution" approach AllianceBernstein encourages for most clients: a diversified allocation across investment portfolios of varying types aimed at optimizing return and volatility over time. The Bernstein Fully Diversified Portfolio is composed of specific proportions of each of the products that follow, which were included in the simulation as of the following dates: Strategic Value—January 1, 1983; Strategic Growth—January 1, 1983 (ACM Large Cap Growth used as a proxy for Strategic Growth through December 31, 2000; Strategic Growth used thereafter); Intermediate Municipal Bond Composite—January 1, 1983 through March 31, 2010; Intermediate Diversified Municipal Fund thereafter; Bernstein Tax-Managed International Fund—July 1, 1992; Emerging Markets Fund—January 1, 1996; AllianceBernstein Institutional REIT Fund—July 1, 2001 (The AllianceBernstein Institutional REIT Fund was removed from the simulation on December 31, 2008) DAA Overlay – April 1, 2010. The portfolio was rebalanced quarterly through December 31, 2005; monthly thereafter. Simulated performance results have certain inherent limitations. The results may not reflect the impact that certain material economic and market factors might have had on actual decision making if they were reflective of a managed account. No representation is being made that any account will, or is likely to, achieve profits or losses similar to those described herein.
Source: Standard and Poor's, Morgan Stanley, Lipper and AllianceBernstein

Assets Under Management

$ Billions

	At June 30, 2012				At March 31 2012
	Institutions	Retail	Private Client	Total	Total
Equity					
Value	$ 36	$ 16	$ 17	$ 69	$ 82
Growth	8	18	13	39	44
Total Equity	44	34	30	108	126
Fixed Income	134	63	33	230	224
Other(1)	37	28	4	69	69
Total	$ 215	$ 125	$ 67	$ 407	$ 419

	At March 31, 2012			
Total	$ 222	$ 124	$ 73	$ 419

	At June 30, 2011			
Total	$ 255	$ 129	$ 77	$ 461

(1) Includes Index, Structured, Asset Allocation services, and certain other alternative investments

Three Months Ended 6/30/12: AUM Roll-Forward by Distribution Channel

In US $ Billions

	Institutions			Retail			Private Client			Total		
Investment Service:	**US**	**Global**	**Total**	**US**	**Global**	**Total**	**US**	**Global**	**Total**	**US**	**Global**	**Total**
Beginning of Period	**$111.1**	**$111.2**	**$222.3**	**$47.9**	**$76.3**	**$124.2**	**$52.0**	**$20.6**	**$72.6**	**$211.0**	**$208.1**	**$419.1**
Sales/New Accounts	1.8	3.8	5.6	2.2	9.7	11.9	0.5	0.3	0.8	4.5	13.8	18.3
Redemptions/Terminations	(2.2)	(3.8)	(6.0)	(1.2)	(5.8)	(7.0)	(1.8)	(1.0)	(2.8)	(5.2)	(10.6)	(15.8)
Net Cash Flows	(1.5)	(1.8)	(3.3)	(0.6)	(0.8)	(1.4)	(0.7)	0.1	(0.6)	(2.8)	(2.5)	(5.3)
Net Flows	**(1.9)**	**(1.8)**	**(3.7)**	**0.4**	**3.1**	**3.5**	**(2.0)**	**(0.6)**	**(2.6)**	**(3.5)**	**0.7**	**(2.8)**
Investment Performance	**0.6**	**(4.3)**	**(3.7)**	**(1.3)**	**(1.6)**	**(2.9)**	**(1.0)**	**(1.4)**	**(2.4)**	**(1.7)**	**(7.3)**	**(9.0)**
End of Period	**$109.8**	**$105.1**	**$214.9**	**$47.0**	**$77.8**	**$124.8**	**$49.0**	**$18.6**	**$67.6**	**$205.8**	**$201.5**	**$407.3**

Three Months Ended 6/30/12: AUM Roll-Forward by Investment Service

In US $ Billions

	Value Equity			Growth Equity			Fixed Income			Other[1]			Total		
Investment Service:	**US**	**Global**	**Total**	**US**	**Global**	**Total**	**US**	**Global**	**Total**	**US**	**Global**	**Total**	**US**	**Global**	**Total**
Beginning of Period	**$26.3**	**$55.4**	**$81.7**	**$22.8**	**$21.1**	**$43.9**	**$129.9**	**$94.1**	**$224.0**	**$32.0**	**$37.5**	**$69.5**	**$211.0**	**$208.1**	**$419.1**
Sales/New Accounts	0.3	0.8	1.1	0.8	0.3	1.1	2.7	11.5	14.2	0.7	1.2	1.9	4.5	13.8	18.3
Redemptions/Terminations	(1.4)	(4.7)	(6.1)	(1.2)	(1.4)	(2.6)	(2.6)	(4.0)	(6.6)	-	(0.5)	(0.5)	(5.2)	(10.6)	(15.8)
Net Cash Flows	-	(0.4)	(0.4)	(0.4)	(0.1)	(0.5)	(1.8)	(1.8)	(3.6)	(0.6)	(0.2)	(0.8)	(2.8)	(2.5)	(5.3)
Net Flows	**(1.1)**	**(4.3)**	**(5.4)**	**(0.8)**	**(1.2)**	**(2.0)**	**(1.7)**	**5.7**	**4.0**	**0.1**	**0.5**	**0.6**	**(3.5)**	**0.7**	**(2.8)**
Investment Performance	**(1.5)**	**(5.2)**	**(6.7)**	**(1.4)**	**(1.8)**	**(3.2)**	**2.0**	**0.4**	**2.4**	**(0.8)**	**(0.7)**	**(1.5)**	**(1.7)**	**(7.3)**	**(9.0)**
End of Period	**$23.7**	**$45.9**	**$69.6**	**$20.6**	**$18.1**	**$38.7**	**$130.2**	**$100.2**	**$230.4**	**$31.3**	**$37.3**	**$68.6**	**$205.8**	**$201.5**	**$407.3**

(1) Includes index, structured, asset allocation services and certain other alternative investments.

AUM by Region

As of June 30, 2012


Institutions
Other 11%
Eur. ex-UK 4%
Australia 3%
UK 4%
N.A. ex- US 5%
Japan 13%
US 60%


Retail
Other 3%
Europe 7%
Asia Pac 25%
US 65%

US $ Billions

$214.9

$124.8

Second Quarter 2012 Adjusted Advisory Fees

In US Dollars

	2Q 2012	1Q 2012	% Δ	2Q 2011	% Δ
Ending AUM ($ Billions)	**$407**	**$419**	**(3%)**	**$461**	**(12%)**
Average AUM ($ Billions)	**$411**	**$417**	**(2%)**	**$474**	**(13%)**
By Fee Type ($ Millions):					
Adjusted Base Fees	$420	$422	(0%)	$503	(17%)
Performance Fees	4	4	0%	4	0%
Total	**$424**	**$426**	**(0%)**	**$507**	**(16%)**
Adjusted Base Fees By Channel ($ Millions):					
Institutions	$105	$116	(9%)	$161	(35%)
Retail	168	159	6%	171	(2%)
Private Client	147	147	0%	171	(14%)
Total	**$420**	**$422**	**(0%)**	**$503**	**(17%)**

Consolidated Balance Sheet

In US $ Millions

Assets	Jun. 30, 2012	Dec. 31, 2011
Cash and cash equivalents	$ 482	$ 639
Cash and securities, segregated	1,155	1,280
Receivables, net	1,446	1,339
Investments:		
Deferred compensation - related	150	176
Other	619	619
Goodwill	2,954	2,954
Intangible assets, net	180	190
Deferred sales commissions, net	96	60
Other (incl. furniture & equipment, net)	446	451
Total Assets	**$ 7,528**	**$ 7,708**

Liabilities and Capital	Jun. 30, 2012	Dec. 31, 2011
Liabilities:		
Payables	$ 2,264	$ 2,337
Accounts payable and accrued expenses	382	363
Accrued compensation and benefits	507	534
Debt	276	445
Total Liabilities	**3,429**	**3,679**
Partners' capital attributable to AllianceBernstein Unitholders	4,047	3,975
Non-controlling interests in consolidated entities	52	54
Total Capital	**4,099**	**4,029**
Total Liabilities and Capital	**$ 7,528**	**$ 7,708**

Second Quarter 2012 GAAP Income Statement

In US dollar millions (except EPU)	2Q 2012	1Q 2012	% Δ	2Q 2011	% Δ
Net Revenues	$ 642	$ 682	(6%)	$ 728	(12%)
Operating Expenses	563	581	(3%)	612	(8%)
Operating Income	79	101	(22%)	116	(32%)
Net Income Attributable to AB Unitholders	74	87	(15%)	114	(35%)
AB Holding GAAP Diluted Net Income per Unit	**$0.21**	**$0.26**	**(19%)**	**$0.34**	**(38%)**
AB Holding Distribution Per Unit	**$0.21**	**$0.26**	**(19%)**	**$0.34**	**(38%)**

Please refer to pages 38-41 for additional information on the reconciliation of GAAP financial results to adjusted financial results
Percentages are calculated using revenues, expenses and income rounded to the nearest million

Consolidated Statement of Cash Flows

In US $ Millions

		Six Months Ended	
		Jun. 30, 2012	Jun. 30, 2011
Net Income		$ 167	$ 236
Non-cash items:	Amortization of deferred sales commissions	19	20
	Amortization of non-cash deferred compensation	8	84
	Depreciation and other amortization	41	42
	Unrealized (gains) on deferred compensation-related investments	(9)	(12)
	Unrealized (gains) losses on consolidated venture capital fund	(1)	15
	Unrealized (gains) losses on other investments	(19)	3
	Real estate asset write-off charges	2	-
	Other, net	2	1
Changes in assets and liabilities		22	(347)
Net cash provided by operating activities		**232**	**42**
Proceeds (purchases) of investments, net		-	3
Additions to furniture, equipment and leaseholds, net		(8)	(12)
Purchases of businesses, net of cash acquired		-	(27)
Net cash used in investing activities		**(8)**	**(36)**
(Repayment) issuance of commercial paper, net		(170)	90
Proceeds from bank loans, net		-	15
Increase (decrease) in overdrafts payable		17	(14)
Distributions to General Partner and Unitholders		(134)	(271)
Purchases of Holding Units to fund deferred compensation awards, net		(95)	(101)
Purchases of AllianceBernstein Units		(3)	(4)
Other		3	2
Net cash used in financing activities		**(382)**	**(283)**
Effect of exchange rate changes on cash and cash equivalents		1	10
Net (decrease) in cash and cash equivalents		(157)	(267)
Cash and cash equivalents at the beginning of period		639	650
Cash and cash equivalents at the end of period		**$ 482**	**$ 383**

AllianceBernstein Holding Financial Results

In US $ Millions (excluding per unit amounts)

	2Q 2012	1Q 2012	% Δ	2Q 2011	% Δ
AllianceBernstein					
Net Income (Loss) Attributable to AllianceBernstein	$74	$87	(15%)	$114	(35%)
Weighted Average Equity Ownership Interest	37.5%	37.5%		37.4%	
AllianceBernstein Holding					
Equity in Net Income (Loss) Attributable to AllianceBernstein	$28	$33	(15%)	$43	(35%)
Income Taxes	7	6	17%	7	0%
Net Income (Loss)	**$21**	**$27**	**(22%)**	**$36**	**(42%)**
Diluted Net Income (Loss) Per Unit, GAAP basis	**$0.21**	**$0.26**	**(19%)**	**$0.34**	**(38%)**
Distributions Per Unit	**$0.21**	**$0.26**	**(19%)**	**$0.34**	**(38%)**
Adjusted Diluted Net Income Per Unit	**$0.24**	**$0.29**	**(17%)**	**$0.35**	**(31%)**

Please refer to pages 38-41 for additional information on the reconciliation of GAAP financial results to adjusted financial results
Percentages are calculated using income, earnings and expenses rounded to the nearest million

Second Quarter 2012 GAAP to Adjusted Reconciliation

$ thousands except per Unit amounts, unaudited

	GAAP	Adjustments: Distribution-Related Payments (A)	Pass Through Expenses (B)	Deferred Compensation MTM (C)	Venture Capital Fund (D)	Real Estate Charges (E)	Non Controlling Interests (F)	Adjusted (Non-GAAP)
Investment advisory and services fees	$ 425,843		(1,396)					$ 424,447
Bernstein research services	103,008							103,008
Distribution revenues	95,157	(96,291)						(1,134)
Dividend and interest income	4,981			(344)				4,637
Investment gains (losses)	(10,852)			7,619	907			(2,326)
Other revenues	24,844		(6,521)					18,323
Total revenues	642,981	(96,291)	(7,917)	7,275	907	-	-	546,955
Less: interest expense	818							818
Net revenues	**642,163**	**(96,291)**	**(7,917)**	**7,275**	**907**	**-**	**-**	**546,137**
Employee compensation and benefits	272,821			6,319				279,140
Promotion and servicing	148,066	(96,291)	(6,521)					45,254
General and administrative	136,097		(1,396)			(6,787)		127,914
Interest on borrowings	892							892
Amortization of intangible assets	5,540							5,540
Net (income) loss of consolidated entities attributable to non-controlling interests	-						(369)	(369)
Total expenses	**563,416**	**(96,291)**	**(7,917)**	**6,319**	**-**	**(6,787)**	**(369)**	**458,371**
Operating income	78,747	-	-	956	907	6,787	369	87,766
Income taxes	5,838			21		149		6,008
Net income	72,909	-	-	935	907	6,638	369	81,758
Net (loss) income of consolidated entities attributable to non-controlling interests	(1,276)				907		369	-
Net income attributable to AllianceBernstein Unitholders	**$ 74,185**	**$ -**	**$ -**	**$ 935**	**$ -**	**$ 6,638**	**$ -**	**$ 81,758**

(A) We offset distribution-related payments to third parties as well as amortization of deferred sales commissions against distribution revenues. Such presentation appropriately reflects the nature of these costs as pass-through payments to third parties who perform functions on behalf of our sponsored mutual funds and/or shareholders of these funds. Amortization of deferred sales commissions is offset against net revenues because such costs, over time, essentially offset distribution revenues earned by the company.

(B) We exclude additional pass-through expenses we incur (primarily through our transfer agency) that are reimbursed and recorded as fees in revenues. These fees have no impact on operating income, but they do have an impact on our operating margin. As such, we exclude these fees from adjusted net revenues.

(C) We exclude the impact on net revenues and compensation expense of the mark-to-market gains and losses (as well as the dividends and interest) associated with employee deferred compensation-related investments.

(D) We exclude the 90% limited partner interests of our consolidated venture capital fund held by third parties from our adjusted operating income. As a result, adjusted operating income reflects the underlying financial results of our 10% limited partner interest.

(E) We exclude real estate charges because they are not considered part of our core operating results when comparing financial results from period to period and to industry peers.

(F) We exclude net income of joint ventures attributable to non-controlling interests, although not significant, from adjusted operating income because it does not reflect the economic interest attributable to AllianceBernstein.

AllianceBernstein Adjusted Earnings Reconciliation

$ thousands, unaudited	Three Months Ended 6/30/12	3/31/12	12/31/11	9/30/11	6/30/11	3/31/11
Net Revenues, GAAP basis	**$ 642,163**	**$ 681,809**	**$ 624,978**	**$ 641,529**	**$ 727,994**	**$ 755,390**
Exclude:						
Deferred compensation-related investment (gains) losses	7,619	(15,570)	(9,386)	37,840	1,588	(9,740)
Deferred compensation-related dividends and interest	(344)	(380)	(2,226)	(982)	(524)	(632)
90% of consolidated venture capital fund investment (gains) losses	907	(7,686)	3,116	18,306	6,302	8,054
Distribution-related payments	(86,120)	(79,869)	(73,048)	(76,323)	(78,557)	(74,756)
Amortization of deferred sales commissions	(10,171)	(8,267)	(8,292)	(9,186)	(9,871)	(10,326)
Pass-through fees & expenses	(7,917)	(7,738)	(7,598)	(8,894)	(9,987)	(8,624)
Adjusted Net Revenues	**$ 546,137**	**$ 562,299**	**$ 527,544**	**$ 602,290**	**$ 636,945**	**$ 659,366**
Operating Income (Loss), GAAP basis	**$ 78,747**	**$ 101,245**	**$ (540,246)**	**$ 77,716**	**$ 115,626**	**$ 138,435**
Exclude:						
Deferred compensation-related investment (gains) losses	7,619	(15,570)	(9,386)	37,840	1,588	(9,740)
Deferred compensation-related dividends and interest	(344)	(380)	(2,226)	(982)	(524)	(632)
Deferred compensation-related mark-to-market vesting expense (credit)	(7,030)	14,009	(2,925)	(24,302)	908	6,894
Deferred compensation-related dividends and interest expense	711	152	806	1,572	1,196	1,480
Deferred compensation charge	-	-	587,131	-	-	-
Net impact of deferred compensation-related items	956	(1,789)	573,400	14,128	3,168	(1,998)
Real estate charges	6,787	9,269	294	6,905	18	18
Insurance proceeds	-	-	-	(10,691)	-	-
Sub-total of non-GAAP adjustments	7,743	7,480	573,694	10,342	3,186	(1,980)
Less: Net (loss) income of consolidated entities attributable to non-controlling interests	(1,276)	7,264	(3,552)	(18,445)	(6,756)	(8,046)
Adjusted Operating Income	**$ 87,766**	**$ 101,461**	**$ 37,000**	**$ 106,503**	**$ 125,568**	**$ 144,501**
Operating Margin, GAAP basis excl. non-controlling interests	**12.5%**	**13.8%**	**n/m**	**15.0%**	**16.8%**	**19.4%**
Adjusted Operating Margin	**16.1%**	**18.0%**	**7.0%**	**17.7%**	**19.7%**	**21.9%**

AllianceBernstein Holding Adjusted Earnings Reconciliation

$ thousands except per Unit amounts, unaudited	Three Months Ended 6/30/12	3/31/12	12/31/11	9/30/11	6/30/11	3/31/11
Net Income (Loss) - Diluted, GAAP basis	**$ 21,339**	**$ 26,699**	**$ (199,463)**	**$ 27,003**	**$ 35,653**	**$ 43,923**
Impact on net income of AllianceBernstein non-GAAP adjustments	2,838	2,741	206,341	3,773	1,162	(722)
Adjusted Net Income - Diluted	**$ 24,177**	**$ 29,440**	**$ 6,878**	**$ 30,776**	**$ 36,815**	**$ 43,201**
Diluted Net Income (Loss) per Holding Unit, GAAP basis	**$ 0.21**	**$ 0.26**	**$ (1.97)**	**$ 0.26**	**$ 0.34**	**$ 0.42**
Impact of AllianceBernstein non-GAAP adjustments	0.03	0.03	2.04	0.04	0.01	(0.01)
Adjusted Diluted Net Income per Holding Unit	**$ 0.24**	**$ 0.29**	**$ 0.07**	**$ 0.30**	**$ 0.35**	**$ 0.41**

AllianceBernstein Adjusted Financial Results Reconciliation

AllianceBernstein L.P.

Notes to Condensed Consolidated Statements of Income and Supplemental Information

(Unaudited)

Adjusted Net Revenues

Adjusted net revenues exclude investment gains and losses and dividends and interest on deferred compensation-related investments, and 90% of the investment gains and losses of our consolidated venture capital fund attributable to non-controlling interests. In addition, adjusted net revenues offset distribution-related payments to third parties as well as amortization of deferred sales commissions against distribution revenues. We believe the offset of distribution-related payments from net revenues is useful for our investors and other users of our financial statements because such presentation appropriately reflects the nature of these costs as pass-through payments to third parties who perform functions on behalf of our sponsored mutual funds and/or shareholders of these funds. Amortization of deferred sales commissions is offset against net revenues because such costs, over time, essentially offset distribution revenues earned by the company. We also exclude additional pass-through expenses we incur (primarily through our transfer agency) that are reimbursed and recorded as fees in revenues. These fees have no impact on operating income but they do have an impact on our operating margin. As such, we exclude these fees from adjusted net revenues.

Adjusted Operating Income

Adjusted operating income represents operating income on a GAAP basis excluding (1) the impact on net revenues and compensation expense of the mark-to-market gains and losses (as well as the dividends and interest) associated with employee deferred compensation-related investments, (2) the deferred compensation charge, (3) real estate charges, (4) insurance proceeds and (5) the net loss or income of consolidated entities attributable to non-controlling interests.

Prior to 2009, a large proportion of employee compensation was in the form of deferred awards that were notionally invested in AllianceBernstein investment services and generally vested over a period of four years. AllianceBernstein has economically hedged the exposure to market movements by purchasing and holding these investments on its balance sheet. The full value of the investments' appreciation (depreciation) is recorded within investment gains and losses on the income statement in the current period. US GAAP requires the appreciation (depreciation) in the compensation liability to be expensed over the award vesting period in proportion to the vested amount of the award as part of compensation expense. This creates a timing difference between the recognition of the compensation expense and the investment gain or loss impacting operating income, which will fluctuate over the life of the award and net to zero at the end of the multi-year vesting period. Although during periods of high market volatility these timing differences have an impact on operating income and operating margin, over the life of the award any impact is ultimately offset. Because these plans are economically hedged, management believes it is useful to reflect the offset ultimately achieved from hedging the investments' market exposure in the calculation of adjusted operating income, adjusted operating margin and adjusted diluted net income per Holding Unit, which will produce core operating results from period to period. The non-GAAP measures exclude gains and losses and dividends and interest on deferred compensation-related investments included in revenues and compensation expense, thus eliminating the timing differences created by different treatment under US GAAP of the market movement on the expense and the investments. In the fourth quarter of 2011, we implemented changes to our employee long-term incentive compensation award program. As a result, mark-to-market investment gains or losses recognized in compensation expense will closely approximate mark-to-market investment gains and losses recognized in revenues.

Real estate charges have been excluded because they are not considered part of our core operating results when comparing financial results from period to period and to industry peers.

Most of the net income or loss of consolidated entities attributable to non-controlling interests relates to the 90% limited partner interests held by third parties in our consolidated venture capital fund. We own a 10% limited partner interest in the fund. Because we are the general partner of the venture capital fund and are deemed to have a controlling interest, US GAAP requires us to consolidate the financial results of the fund. However, recognizing 100% of the gains or losses in operating income while only retaining 10% is not reflective of our underlying financial results at the operating income level. As a result, we are excluding the 90% limited partner interests we do not own from our adjusted operating income. Similarly, net income of joint ventures attributable to non-controlling interests, although not significant, is excluded because it does not reflect the economic interest attributable to AllianceBernstein.

Adjusted Operating Margin

Adjusted operating margin allows us to monitor our financial performance and efficiency from period to period and to compare our performance to industry peers without the volatility noted above in our discussion of adjusted operating income. Adjusted operating margin is derived by dividing adjusted operating income by adjusted net revenues.

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